Prospectus
J.P. Morgan Exchange-Traded Funds
November 30, 2020, as supplemented April 23, 2021
JPMorgan BetaBuilders MSCI US REIT ETF	Ticker: BBRE	Listing Exchange: Cboe BZX Exchange, Inc.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).
Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan BetaBuilders MSCI US REIT ETF
Ticker: BBRE
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Custom Capped Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
ANNUAL FUND OPERATING EXPENSES 1 (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.11%
Other Expenses	0.00
Total Annual Fund Operating Expenses	0.11
1	The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with that Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	11	35	62	141
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a tax-
able account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Custom Capped Index (formerly known as the MSCI USA/REIT 25-50 Custom Index) (the “Underlying Index”). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is a free-float adjusted market-cap weighted index designed to measure the performance of US equity real estate investment trust (REIT) securities. The Underlying Index is made up of the stocks of publicly traded US equity REITs, as determined by MSCI Inc., the index provider. To be included initially in the Underlying Index, an equity REIT must meet certain criteria established by the index provider, including meeting a minimum market capitalization threshold as well as a liquidity threshold based on a number of factors, including trading volume and frequency of trading. The Underlying Index includes a capping methodology which is designed to prevent the weight of any single issuer, and the aggregate weight of issuers representing over 5% of the Underlying Index, from exceeding a maximum of 25% of the Underlying Index. This capping methodology allows the Fund, in seeking to track the Underlying Index, to invest in a manner consistent with the Fund’s classification as a “diversified” fund under the Investment Company Act of 1940. Equity REITs in the Underlying Index tend to be small-and mid-cap stocks, and may include Health Care REITs, Hotel & Resort REITs, Industrial REITs, Office REITs, Residential REITs, Retail REITs, Diversified REITs and certain other REITs that do not fall into these categories, referred to as Specialized REITs. As of November 16, 2020, the market capitalization of the companies in the Underlying Index ranged from $292.2 million to $76.3 billion and the Underlying Index included 140 securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents and can also realize capital gains by selling property that has appreciated in value.
Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
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JPMorgan BetaBuilders MSCI US REIT ETF
(continued)
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. The current Underlying Index is concentrated in the real estate group of industries.
The Fund’s Main Investment Risks
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Real Estate Securities Risk.
The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. While the Fund will not invest directly in mortgages and the REITs in the Underlying Index are currently limited to equity REITs, the properties in which an equity REIT invests may be subject to mortgage loans, and the underlying mortgage loans may be subject to the risks of default. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Publicly traded REIT shares are also subject to “Equity Market Risk.”
Equity Market Risk.
The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk.
Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in

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which a Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Index Related Risk.
The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk.
Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. As a result, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk.
To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk.
Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Smaller Company Risk.
Investments in smaller, newer companies may be riskier and less liquid than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because mid-cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments and may affect your investment in the Fund.
ETF Shares Trading Risk.
Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result
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JPMorgan BetaBuilders MSCI US REIT ETF
(continued)
in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk.
Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Concentration Risk.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. The current Underlying Index is concentrated in the real estate group of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the real estate group of industries.
Tax Risk.
REITs in which the Fund will invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts and non-U.S. taxpayers. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences.
The Fund may distribute amounts to shareholders in excess of its earnings, resulting in a return of capital. Such distributions are not currently taxable to shareholders; instead, any such distributions would reduce a shareholder’s tax basis in its shares, resulting in an increased gain, or decreased loss, on a later redemption or other taxable disposition of such shares. Should any such distributions exceed a shareholder’s tax basis in its shares, such excess would be treated as gain and taxable to the shareholder in the same manner as gain from a sale of Fund shares.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the MSCI US REIT Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2019	16.28%
Worst Quarter	4th quarter, 2019	-0.80%
The Fund’s year-to-date total return through 9/30/20 was -17.06%.
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2019)
	Past	Life of Fund since
	1 Year	06/15/2018
SHARES
Return Before Taxes	25.74%	13.87%
Return After Taxes on Distributions	24.77	12.74
Return After Taxes on Distributions and Sale of Fund Shares	15.39	10.19
MSCI US REIT INDEX 1 (Reflects No Deduction for Fees, Expenses, or Taxes)	25.84	14.10
1	Effective 11/30/20, the Fund’s underlying index changed from the MSCI US REIT Index to the MSCI US REIT Custom Capped Index in order to allow the Fund to operate more effectively as a diversified fund. Information for the MSCI US REIT Custom Capped Index is not shown in the table above because the index was not created until September 30, 2020.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Nicholas D’Eramo	2018	Executive Director
Michael Loeffler	2018	Executive Director
Oliver Furby	2018	Executive Director
Alex Hamilton	2018	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More About the Fund
Additional Information About the Fund's Investment Strategies
Main Investment Strategies
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is a free-float adjusted market-cap weighted index designed to measure the performance of US equity real estate investment trust (REIT) securities. The Underlying Index is made up of the stocks of publicly traded US equity REITs, as determined by MSCI Inc., the index provider. To be included initially in the Underlying Index, an equity REIT must meet certain criteria established by the index provider, including meeting a minimum market capitalization threshold as well as a liquidity threshold based on a number of factors, including trading volume and frequency of trading. The Underlying Index includes a capping methodology which is designed to prevent the weight of any single issuer, and the aggregate weight of issuers representing over 5% of the Underlying Index, from exceeding a maximum of 25% of the Underlying Index. This capping methodology allows the Fund, in seeking to track the Underlying Index, to invest in a manner consistent with the Fund’s classification as a “diversified” fund under the Investment Company Act of 1940. Equity REITs in the Underlying Index tend to be small- and mid-cap stocks, and may include Health Care REITs, Hotel & Resort REITs, Industrial REITs, Office REITs, Residential REITs, Retail REITs, Diversified REITs and certain other REITs that do not fall into these categories, referred to as Specialized REITs. As of November 16, 2020, the market capitalization of the companies in the Underlying Index ranged from $292.2 million to $76.3 billion and the Underlying Index included 140 securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents and can also realize capital gains by selling property that has appreciated in value.
Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the investment performance of the Underlying Index. The Underlying Index is a financial calculation based on a group of financial instruments that is not an investment product and cannot be purchased directly like the Fund. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. The current Underlying Index is concentrated in the real estate group of industries.
Additional Investment Strategies
In addition to purchasing the securities that are included in its Underlying Index or described above, the Fund may also utilize the following:
•	Other equity securities that are not included in the Underlying Index.
•	Derivatives, including exchange-traded futures contracts, for the efficient management of cash flows.
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The Fund will not invest in money market instruments as a part of a temporary defensive position to protect against potential stock market decline, but may purchase affiliated money market funds (including affiliated money market funds) for the efficient management of cash flows.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on the composition of the Underlying Index.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any change in its policy to invest at least 80% of its assets in securities included in its Underlying Index. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.
NON-FUNDAMENTAL INVESTMENT OBJECTIVE
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding Shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding Shares of the Fund.
Securities Lending.
The Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers in exchange for cash collateral. The Fund will invest cash collateral in one or more money market funds advised by the adviser or its affiliates. The adviser or its affiliates will receive additional compensation from the affiliated money market funds on the Fund’s investment in such money market funds. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33
 1
⁄
3
% of the value of total assets of the Fund. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding the Fund’s investments described elsewhere in this prospectus.
The Fund also may use other non-principal strategies that are not described herein, but which are described in the Statement of Additional Information.
Investment Risks
There can be no assurance that the Fund will achieve its investment objective.
The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. In addition to the Fund’s main risks, the Fund may be subject to additional risks in connection with investments and strategies used by the Fund from time to time. The table below identifies main risks and some of the additional risks for the Fund.
An investment in the Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if the Fund is suitable for you.
The Fund is subject to the risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective. The Fund may also be subject to additional risks that are not described herein but which are described in the Statement of Additional Information.
BetaBuilders MSCI US REIT ETF
Authorized Participant Concentration Risk	•
Concentration Risk	•
Cyber Security Risk	○
Derivatives Risk	• • Main Risks ○ Additional Risks
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More About the Fund
(continued)
BetaBuilders MSCI US REIT ETF
Equity Market Risk	•
General Market Risk	•
Index Related Risk	•
Investment Company Risk	○
Market Trading Risk	•
Passive Management Risk	•
Real Estate Securities Risk	•
Sampling Risk	•
Securities Lending Risk	○
Smaller Company Risk	•
Tax Risk	•
Transactions and Liquidity Risk	○
Volcker Rule Risk	○
•	Main Risks
○	Additional Risks
Real Estate Securities Risk.
The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages, which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. While the Fund will not invest directly in mortgages and the REITs in the Underlying Index are currently limited to equity REITs, the properties in which an equity REIT invests may be subject to mortgage loans, and the underlying mortgage loans may be subject to the risks of default. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Publicly traded REIT share are also subject to “Equity Market Risk.”
Equity Market Risk.
The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk.
Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which a Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing
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J.P. Morgan Exchange-Traded Funds

mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Index Related Risk.
The Fund’s return may not track the return of the Underlying Index for a number of reasons and, therefore, may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. The Fund’s return may differ from the return of its Underlying Index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Corporate actions affecting securities held by the Fund (such as mergers and spin-offs) or the Fund’s ability to purchase round lots of the securities may also cause a deviation between the performance of the Fund and its Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected for some period of time, which may negatively impact the Fund and its shareholders. For example, during a period when the Underlying Index contains inaccurate constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index's other constituents.
Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause an Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions and potentially increasing transaction costs to the Fund. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When an Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.
It is also possible that the composition of the Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the Internal Revenue Code).
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk.
Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. As a result, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk.
To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk.
The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives
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More About the Fund
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also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
The Fund’s transactions in futures contracts could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures) that derive their value from the performance of underlying assets or securities.
Smaller Company Risk.
Investments in smaller, newer companies may be riskier and less liquid than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because mid-cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments and may affect your investment in the Fund.
Market Trading Risk
Risk that Shares of the Fund May Trade at Prices Other Than NAV.
Shares of the Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of the Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/ redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings.
As a result of these factors, among others, the Fund’s Shares may trade at a premium or discount to NAV, especially during periods of significant market volatility.
Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.
Cost of Buying or Selling Shares.
When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading
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J.P. Morgan Exchange-Traded Funds

volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Short Selling Risk.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
No Guarantee of Active Trading Market Risk.
While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of the Fund’s Shares (the Distributor), does not maintain a secondary market in the Shares.
Trading Issues Risk.
Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a Shareholder may be unable to purchase or sell Shares of the Fund.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Authorized Participant Concentration Risk.
Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Concentration Risk.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. The current Underlying Index is concentrated in the real estate group of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to the real estate group of industries.
Tax Risk.
REITs in which the Fund will invest are subject to complicated Internal Revenue Code rules. The tax laws that apply to these investment vehicles have the potential to create negative tax consequences for the Fund, or for certain shareholders of the Fund, including, in particular, charitable remainder trusts and non-U.S. taxpayers. The Fund is subject to the risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences.
The Fund may distribute amounts to shareholders in excess of its earnings, resulting in a return of capital. Such distributions are not currently taxable to shareholders; instead, any such distributions would reduce a shareholder’s tax basis in its shares, resulting in an increased gain, or decreased loss, on a later redemption or other taxable disposition of such shares. Should any such distributions exceed a shareholder’s tax basis in its shares, such excess would be treated as gain and taxable to the shareholder in the same manner as gain from a sale of Fund shares.
Transactions and Liquidity Risk.
The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of the Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance. To the extent redemptions are effected in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
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More About the Fund
(continued)
Investment Company Risk.
The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Securities Lending Risk.
The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
Cyber Security Risk.
As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to the Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.
Volcker Rule Risk.
Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary” in the prospectus and the Statement of Additional Information.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the
Potential Conflicts of Interest
section in the Statement of Additional Information.
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J.P. Morgan Exchange-Traded Funds

INDEX CONSTRUCTION
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Custom Capped Index (the “Underlying Index”), which measures the performance of U.S. equity REIT securities. The Underlying Index primarily includes small- and mid-capitalization companies.
The stocks in the Underlying Index are weighted according to the total number of shares that are deemed available for purchase in the public equity markets by US domestic investors, which is also known as the domestic free float. The Underlying Index is subject to a capping methodology designed to apply diversification constraints applicable to the Fund. Specifically, the Underlying Index includes a capping methodology which is designed to prevent the weight of any single issuer, and the aggregate weight of issuers representing over 5% of the Underlying Index, from exceeding a maximum of 25% of the Underlying Index. Components of the Underlying Index are allocated across various sectors, representing the principal commercial real estate sectors: industrial, residential, office and retail. The components of the Underlying Index, and the degree to which these components represent certain sectors, are likely to change over time.
An Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion.
MSCI DISCLAIMER
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“
MSCI
”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “
MSCI PARTIES
”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JPMORGAN CHASE & CO. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
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Additional Fee Waiver and/or Expense Reimbursement
Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.
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J.P. Morgan Exchange-Traded Funds

The Fund’s Management and Administration
The Fund’s Management and Administration
The Fund is a series of J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (the Trust). The Trust is governed by the Board of Trustees, which is responsible for overseeing all business activities of the Fund.
The Fund’s Investment Adviser and Administrator
J.P. Morgan Investment Management Inc. (JPMIM or the adviser) is the investment adviser and administrator to the Fund. JPMIM is located at 383 Madison Avenue, New York, NY 10179. In addition to managing the Fund’s portfolio, JPMIM also provides administrative services for and oversees the other service providers of the Fund.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.
In rendering investment advisory services to certain Funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
During the most recent fiscal year ended 2/29/20, JPMIM was paid investment advisory fees (net of waivers) of 0.02% of average daily net assets.
Management Fee and Other Expenses
Pursuant to the Fund’s new management agreement, effective 11/1/19, JPMIM is entitled to a management fee of 0.11%, incurred daily and paid monthly of the Fund average daily net assets.
Under the management agreement, JPMIM is responsible for substantially all the expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/ or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
A discussion of the basis the Board of Trustees of the Trust used in approving the management agreement for the Fund is available in the semi-annual report dated August 31, 2020.
The Portfolio Managers
The portfolio management team utilizes a team-based approach, and the portfolio management team for the Fund is comprised of Nicholas D’Eramo, Executive Director, Michael Loeffler, Executive Director, Oliver Furby, Executive Director, and Alex Hamilton, Executive Director. The team is responsible for managing the Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of the portfolio management team to focus on certain portfolios, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. Mr. D’Eramo has been a portfolio manager for JPMIM since 2005 and an employee of the firm or one of its predecessors since 1999. Mr. Loeffler has been a portfolio manager for JPMIM since 2004 and has been an employee of the firm or one of its predecessors since 1999. Mr. Loeffler is a CFA charterholder. Mr. Furby has been a portfolio manager for JPMIM since 2014. Prior to joining JPMIM, he was a data analysis manager for JPMorgan Chase Bank, N.A. from 2012 to 2014. Before 2012, he worked at State Teachers Retirement System of Ohio as a portfolio manager. Mr. Hamilton has been a portfolio manager for JPMIM since April 2017. Prior to joining JPMIM, he was an assistant portfolio manager at the Ohio Public Employees Retirement System from 2013 until 2017. Before that time, he worked at Huntington National Bank in the corporate treasury and mortgage capital markets departments. Mr. Hamilton is a CFA charterholder.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
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The Fund’s Management and Administration
(continued)
The Fund’s Distributor
JPMorgan Distribution Services, Inc. (the Distributor) is the distributor of the Fund’s Shares. The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.
Payments to Financial Intermediaries
JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to Financial Intermediaries whose customers invest in Shares of the Fund. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the Financial Intermediaries’ making Shares of the Fund available to their customers. Such compensation may provide such Financial Intermediaries with an incentive to favor sales of Shares of the Fund over other investment options they make available to their customers. See the Statement of Additional Information for more information.
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J.P. Morgan Exchange-Traded Funds

Purchase and Redemption of Shares
Buying and Selling Shares
In the Secondary Market.
Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity.
Shares of the Fund trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.
Directly with the Fund.
The Fund’s Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Fund’s Statement of Additional Information.
Beneficial Ownership.
The Depository Trust Company (DTC) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more detailed information, see “Book Entry Only System” in the Fund’s Statement of Additional Information.
Premium/Discount Information
Information about the differences between the daily market price on the Exchange for Shares of the Fund and the Fund’s NAV can be found on the Fund’s website, www.jpmorganfunds.com. NAV is the price at which the Fund issues and redeems Shares. It is calculated in accordance with the Fund’s pricing and valuation policies. The market price (“Market Price”) is generally the official closing price of the Fund’s Shares on the Exchange. Prior to December 9, 2019, the market price was generally determined using the midpoint between the highest bid and the lowest ask on the Exchange, as of the time that the Fund’s NAV was calculated. The Fund’s Market Price may be at, above (at a premium) or below (at a discount) its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at current market prices. The Market Price is also used to calculate market returns of the Fund.
Pricing Shares
Investors that purchase or sell Shares on the secondary market transact at the market price on the Exchange. The market price may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.
The Exchange disseminates the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund. As the respective international local markets close, the approximate value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval, but certain holdings may not be updated otherwise if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any representation or warranty as to its accuracy.
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Purchase and Redemption of Shares
(continued)
NAV is calculated each business day as of the close of the Cboe BZX Exchange, Inc. (Exchange), which is typically 4:00 p.m. E.T. On occasion, the Exchange will close before 4:00 p.m. E.T. When that happens, NAV will be calculated as of the time the Exchange closes. The Fund will not treat an intraday unscheduled disruption or closure in Exchange trading as a closure of the Exchange and will calculate NAV as of 4:00 p.m. E.T. if the particular disruption or closure directly affects only the Exchange. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares. The NAV per share of the Fund is equal to the value of all its assets minus its liabilities, divided by the number of outstanding shares.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance the performance of the Underlying Index.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from independent pricing services, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. E.T.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of other open-end investment companies are valued at their respective NAVs.
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures are valued at the last sale price available prior to the calculation of the Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Non-listed over-the-counter futures are valued utilizing market quotations provided by approved pricing services.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Frequent Purchases and Redemptions
The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike mutual funds, the Fund issues and redeems its Shares at NAV only in Creation Units, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing market prices.
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J.P. Morgan Exchange-Traded Funds

Shareholder Information
Taxes on Distributions
The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
The Fund generally declares and distributes net investment income, if any, at least quarterly. The Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain. The amounts of the Fund’s distributions are driven by federal tax requirements. Such required taxable distributions to shareholders may be significant even if the Fund’s overall performance for the applicable taxable year is negative.
Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at a maximum individual federal income tax rate applicable to “qualified dividend income” of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your Shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Given the investment strategies of the Fund, it is not anticipated that a significant portion of the distributions paid by the Fund will be eligible to be designated as qualified dividend income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
If you buy Shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Shares). Any gain resulting from the sale or exchange of Shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the Shares.
The Fund’s investment in derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so. The Fund’s investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.
The Fund’s investment in REIT securities, derivative instruments and so called “passive foreign investment companies” may require the Fund or to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so. The Fund’s investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.
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Shareholder Information
(continued)
The Fund’s transactions in derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”). The IRS has recently issued proposed regulations permitting a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.
The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.
Early in each calendar year, you will receive a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
Any foreign shareholder would generally be subject to U.S. tax- withholding on distributions by the Fund, as discussed in the Statement of Additional Information.
Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
At the time of purchase, an Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash paid. At redemption, a person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash received in connection with the redemption. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.
The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.
Availability of Proxy Voting Record
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.
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J.P. Morgan Exchange-Traded Funds

Other Information
For purposes of the Investment Company Act of 1940 (1940 Act), the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.
November 30, 2020
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Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or the period of the Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the six months ended August 31, 2020, which has been derived from the Fund's semi-annual financial statements included in the Fund's semi-annual report, has not been audited. The information for other periods presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.
To the extent the Fund invests in other funds, the total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan BetaBuilders MSCI US REIT ETF
Six Months Ended August 31, 2020 (Unaudited)	$82.62	$ 1.11	$ (7.87)	$(6.76)	$(0.99)	$ —	$(0.99)
Year Ended February 29, 2020	81.21	2.55	0.80(f)	3.35	(1.85)	(0.09)	(1.94)
June 15, 2018 (h) through February 28, 2019	75.67	1.85	5.10	6.95	(1.35)	(0.06)	(1.41)
(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.
(f)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(g)	Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.
(h)	Commencement of operations.
(i)	Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
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J.P. Morgan Exchange-Traded Funds

	Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$ 74.87	$ 74.92	(8.02)%	(8.08)%	$ 902,167,810	0.11%	3.13%	0.11%	4%
82.62	82.73	4.06	4.18	1,206,297,493	0.11	2.88	0.16 (g)	5
81.21	81.22	9.40	9.41 (i)	136,028,924	0.11 (j)	3.37	0.40 (g)(j)	5
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How to Reach Us
MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:
ANNUAL AND SEMI-ANNUAL REPORTS
The Fund’s annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that have a significant effect on the Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-844-457-6383 (844-4JPM ETF) or writing to:
J.P. Morgan Exchange-Traded Funds
277 Park Avenue
New York, NY 10172
If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
Reports, a copy of the SAI, and other information about the Fund are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No. for the Fund is 811-22903.

©JPMorgan Chase & Co., 2020. All rights reserved. November 2020.
PR-USREITETF-1120-2